                                                                     EXHIBIT 1.2


--------------------------------------------------------------------------------
                             IXL ENTERPRISES, INC.
                           (a Delaware corporation)


                      [         ] Shares of Common Stock



                       INTERNATIONAL PURCHASE AGREEMENT
                       --------------------------------


--------------------------------------------------------------------------------
Dated: [  ],  1999

                               TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
INTERNATIONAL PURCHASE AGREEMENT...............................................................   1

      SECTION 1.  Representations and Warranties...............................................   4
                  ------------------------------
            (a)   Representations and Warranties by the Company................................   4
            (b)   Officer's Certificates.......................................................  13

      SECTION 2.  Sale and Delivery to International Managers; Closing.........................  13
                  ----------------------------------------------------
            (a)   Initial Securities...........................................................  13
            (b)   Option Securities............................................................  14
            (c)   Payment......................................................................  14
            (d)   Denominations; Registration..................................................  15

      SECTION 3.  Covenants of the Company.....................................................  15
                  ------------------------
            (a)   Compliance with Securities Regulations and Commission Requests...............  15
            (b)   Filing of Amendments.........................................................  15
            (c)   Delivery of Registration Statements..........................................  16
            (d)   Delivery of Prospectuses.....................................................  16
            (e)   Continued Compliance with Securities Laws....................................  16
            (f)   Blue Sky Qualifications......................................................  17
            (g)   Rule 158.....................................................................  17
            (h)   Use of Proceeds..............................................................  17
            (i)   Listing......................................................................  17
            (j)   Restriction on Sale of Securities............................................  17
            (k)   Reporting Requirements.......................................................  18
            (l)   Compliance with NASD Rules...................................................  18
            (m)   Compliance with Rule 463.....................................................  18

      SECTION 4.  Payment of Expenses..........................................................  18
                  -------------------
            (a)   Expenses.....................................................................  18
            (b)   Termination of Agreement.....................................................  19

      SECTION 5.  Conditions of International Managers' Obligations............................  19
                  -------------------------------------------------
            (a)   Effectiveness of Registration Statement......................................  19
            (b)   Opinions of Counsel for Company..............................................  19
            (c)   Opinion of Counsel for International Managers................................  20
            (d)   Officers' Certificate........................................................  20
            (e)   Accountants' Comfort Letters.................................................  20
            (f)   Bring-down Comfort Letters...................................................  20
            (g)   Approval of Listing..........................................................  21

            (h)   No Objection..........................................................  21
            (i)   Lock-up Agreements....................................................  21
            (j)   Purchase of Initial U.S. Securities...................................  21
            (k)   GE Private Placement..................................................  21
            (l)   Conditions to Purchase of U.S. Option Securities......................  21
            (m)   Additional Documents..................................................  22
            (n)   Termination of Agreement..............................................  22

      SECTION 6.  Indemnification.......................................................  22
                  ---------------
            (a)   Indemnification of International Managers.............................  22
            (b)   Indemnification of Company, Directors and Officers....................  24
            (c)   Actions against Parties; Notification.................................  24
            (d)   Settlement without Consent if Failure to Reimburse....................  25
            (e)   Indemnification for Reserved Securities...............................  25

      SECTION 7.  Contribution..........................................................  25
                  ------------

      SECTION 8.  Representations, Warranties and Agreements to Survive Delivery........  27
                  --------------------------------------------------------------

      SECTION 9.  Termination of Agreement..............................................  27
                  ------------------------
            (a)   Termination; General..................................................  27
            (b)   Liabilities...........................................................  27

      SECTION 10.  Default by One or More of the International Managers.................  28
                   ----------------------------------------------------

      SECTION 11.  Notices..............................................................  28
                   -------

      SECTION 12.  Parties..............................................................  29
                   -------

      SECTION 13.  GOVERNING LAW AND TIME...............................................  29
                   ----------------------

      SECTION 14.  Effect of Headings...................................................  29
                   ------------------

SCHEDULE A.......................................................................... Sch A-1

SCHEDULE B.......................................................................... Sch B-1

SCHEDULE C.......................................................................... Sch C-1

Exhibit A-1.........................................................................   A-1-1

Exhibit A-2.........................................................................   A-2-1

Exhibit A-3........................................................  A-3-1

Exhibit A-4........................................................  A-4-1

Exhibit A-5........................................................  A-5-1

Exhibit B..........................................................    B-1

                             IXL ENTERPRISES, INC.

                           (a Delaware corporation)

                         [    ] Shares of Common Stock

                          (Par Value $.01 Per Share)

                       INTERNATIONAL PURCHASE AGREEMENT
                       --------------------------------



                                                                   [    ], 1999

MERRILL LYNCH INTERNATIONAL
Donaldson, Lufkin & Jenrette Securities Corporation
BancBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
 as Lead Managers of the several International Managers
c/o  Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Ladies and Gentlemen:

       iXL Enterprises, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch International ("Merrill Lynch") and each of the other international underwriters named in Schedule A hereto (collectively, the "International Managers,", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Donaldson, Lufkin & Jenrette Securities Corporation, Banc Boston Robertson Stephens Inc. and SG Cowen Securities Corporation are acting as representatives (in such capacity, the "Lead Managers"), with respect to the issue and sale by the Company and the purchase by the International Managers, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [ ] additional shares of Common Stock to cover over-allotments, if any. The aforesaid [ ] shares of Common Stock (the "Initial U.S. Securities") to be purchased by the International Managers and all or any part of the [ ] shares of Common Stock subject to the option described in
Section 2(b) hereof (the "International Option Securities") are hereinafter called, collectively, the "International Securities".

     It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company of an aggregate of [ ] shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, BancBoston Robertson Stephens Inc. and SG Cowen Securities Corporation are acting as representatives (the "U.S. Representatives") and the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of up to [ ] additional shares of Common Stock solely to cover overallotments, if any (the "U.S. Option Securities" and, together with the International Option Securities, the "Option Securities"). The Initial U.S. Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities". It is understood that the Company is not obligated to sell and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

     The International Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters", the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities", and the U.S. Securities, and the International Securities are hereinafter collectively called the "Securities".

     The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

     The Company understands that the International Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after this Agreement has been executed and delivered.

     The Company and the International Managers agree that up to [ ] shares of the Initial International Securities to be purchased by the International Managers and that up to [ ] shares of the Initial U.S. Securities to be purchased by the U.S. Underwriters (collectively, the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-[ ]) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of International Prospectus") and one relating to the U.S. Securities (the "Form of U.S. Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Tax Considerations for Non-United States Holders." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of International Prospectus and Form of U.S. Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of International Prospectus and the final Form of U.S. Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "International Prospectus" and the "U.S. Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "International Prospectus" and "U.S. Prospectus" shall refer to the preliminary International Prospectus dated [ ], 1999 and preliminary U.S. Prospectus dated [ ], 1999, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the International Prospectus, the U.S. Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      SECTION 1.  Representations and Warranties.
                  -------------------------------

     (1) Representations and Warranties by the Company. The Company represents and warrants to each International Manager as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b), hereof and agrees with each International Manager, as follows:

          (1)     Compliance with Registration Requirements. Each of the
                  -----------------------------------------
     Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, any preliminary prospectuses and any supplement thereto or the prospectus wrapper relating to sales of Securities in Canada (except as it relates specifically to matters of Canadian law) prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither of the Prospectuses nor any amendments or supplements thereto (including the prospectus wrapper relating to sales of Securities in Canada (except as it relates specifically to matters of Canadian law)), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectuses shall not be "materially different", as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the International Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any International

     Manager through the Lead Managers expressly for use in the Registration Statement or the International Prospectus.

                  The Company has filed a registration statement pursuant to
     Section 12(b) of the Securities Exchange Act of 1934 (the "1934 Act"), to register the Common Stock, and such registration statement has been declared effective.

                  Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as to form when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses to be delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The representations and warranties in this subsection shall not apply to statements in or omissions from the preliminary prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any International Manager through the Lead Managers expressly for use in the preliminary prospectus.

          (2)     Independent Accountants.  The accountants who certified the
                  -----------------------
     financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (3)     Financial Statements.  The financial statements of the
                  --------------------
     Company and its consolidated subsidiaries included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries (defined below) at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (GAAP) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected consolidated financial data, the summary consolidated financial information, and the capitalization information included in the Prospectuses present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses, other than the quarterly pro forma information set forth in the Prospectuses under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations," present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No financial statements are required to be included in the Registration Statement that have not been so included.

        (4) Subsidiary Financial Statements.  The financial statements of the
            -------------------------------
     Company's Subsidiaries included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly in all material respects the financial position of such Subsidiaries and their respective consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of such Subsidiaries and their respective consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

        (5) No Material Adverse Change in Business.  Since the respective dates
            --------------------------------------
     as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        (6) Good Standing of the Company.  The Company has been duly
            ----------------------------
     incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

        (7) Good Standing of Subsidiaries.  Each subsidiary of the Company
            -----------------------------
     (other than subsidiaries in which the Company has only a minority ownership interest) (each such subsidiary, individually a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except for the pledge of the Subsidiaries' stock pursuant to the Credit Facility (as such term is defined in the Registration Statement) as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary or other party. The only Subsidiaries of the Company are the Subsidiaries listed on Exhibit 21 to the Registration Statement. Except as described in the Prospectuses, or except as would not be required to be described, the Company has no agreements, commitments, or understandings with respect to acquiring the business, stock or material assets, except those assets acquired in the ordinary course of business, of any other person or entity.

        (8) Capitalization.  The authorized, issued and outstanding capital
            --------------
     stock of the Company is as set forth in the Prospectuses under the caption "Capitalization", and, after giving effect to the offering will be as set forth as "Pro Forma As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses) and for 4,000,000 shares of Common Stock registered pursuant to a shelf Registration Statement or Form S-4 for use in future acquisitions and the number of authorized, issued and outstanding options and other rights is set forth in the footnotes under such caption. The shares of issued and outstanding capital stock of the Company and its subsidiary Consumer Financial Network, Inc. have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. To the knowledge of the Company, the shares of issued and outstanding capital stock of the Company have been issued in compliance, in all material respects, with all federal and state securities laws. Except as disclosed in the Prospectuses, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's or its Subsidiaries' capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectuses accurately and fairly describe, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

        (9)  Authorization of Agreement.  This Agreement and the International
             --------------------------
     Purchase Agreement have been duly authorized, executed and delivered by the Company.

        (10) Authorization and Description of Securities.  The Securities to be
             -------------------------------------------
     purchased by the International Managers and the U.S. Underwriters from the Company have been duly authorized for issuance and sale to the International Managers pursuant to this Agreement and the U.S. Underwriters pursuant to the U.S. Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the U.S. Purchase Agreement, respectively, against payment of the consideration set forth herein and the U.S. Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectuses and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive rights, co-sale rights, registration rights, right of first refusal or similar rights of any security holder of the Company or other party and will be sold free and clear of all liens, encumbrances, equities or claims.

        (11) Absence of Defaults and Conflicts.  Neither the Company nor any of
             ---------------------------------
     its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the U.S. Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the U.S. Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such violations, conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute binding upon, or, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations, except for such defaults, which would not reasonably be expected to result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

        (12) Absence of Labor Dispute.  No labor dispute with the employees of
             ------------------------
     the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

        (13) Absence of Proceedings.  There is no action, suit, proceeding,
             ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the U.S. Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, which would not reasonably be expected to result in a Material Adverse Effect.

        (14) Accuracy of Exhibits.  There are no contracts or documents which
             --------------------
     are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required. The contracts so filed as exhibits are accurate and complete, in all material respects; all such contracts are in full force and effect on the date hereof, and neither the Company or any of its Subsidiaries or, to the Company's best knowledge, any other party is in breach of or default under any material provisions of such contracts the result of which would reasonably be likely to result in a Material Adverse Effect.

        (15) Possession of Intellectual Property.  The Company and its
             -----------------------------------
     Subsidiaries own or possess or have access to adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), United States trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them except as would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

        (16) Absence of Further Requirements.  No filing with, or authorization,
             -------------------------------
     approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required to be made or obtained by the Company for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws, (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered or (iii) such as have been described in the Registration Statement.

        (17) Possession of Licenses and Permits.  The Company and its
             ----------------------------------
     Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

        (18) Title to Property.  The Company and its Subsidiaries have good and
             -----------------
     marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties and assets owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, the value of such property or assets and would not reasonably be expected to interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectuses, are in full force and effect, except for such failure to be in force as would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

        (19) Tax Returns and Payment of Taxes.  The Company and its Subsidiaries
             --------------------------------
     have timely filed all Federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness would not reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iii) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities. The Company is not a "United States real property holding corporation" within the meaning of Section 897(c)(3) of the Internal Revenue Code of 1986, as amended.

        (20) Insurance.  The Company and each of its Subsidiaries are insured by
             ---------
     insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business except where the failure to renew or maintain such coverage would not reasonably be expected to result in a Material Adverse Effect. The officers and directors of the Company are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for officers and directors liability insurance of a public company and as would cover claims which could be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors and officers liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to cover its officers and directors.

        (21) No Stabilization or Manipulation.  Neither the Company nor, to the
             --------------------------------
     knowledge of the Company, any of its directors, officers or affiliates has taken nor will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the 1934 Act.

        (22) Investment Company Act.  The Company is not, and upon the issuance
             ----------------------
     and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

        (23) Environmental Laws.  Except as described in the Registration
             ------------------
     Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

        (24) Registration Rights.  Except as described in the Prospectuses,
             -------------------
     there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (25)    Certain Transactions. Except as disclosed in the Prospectuses
                  --------------------
     or except as not reasonably required to be disclosed in the Prospectus, there are no outstanding loans, advances, or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them.

          (26)    Accounting and other Controls. The Company has established
                  -----------------------------
     for itself and each Subsidiary and, with respect to future acquisitions, will establish, a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions were, are or, in the case of such future acquisitions, will be executed in accordance with management's general or specific authorization; (ii) transactions were, are or, in the case of such future acquisitions, will be recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets was, is or, in the case of such future acquisitions, will be permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets was, is or, in the case of such future acquisitions, will be compared with existing assets at reasonable intervals and appropriate action was, is or, in the case of such future acquisitions, will be taken with respect to any differences.

          (27)    Regulations.  The Company and CFN have not been advised, and
                  -----------
     have no reason to believe, that either they or any of their subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal laws and regulations; except where failure to be so in compliance would not reasonably be expected to result in a Material Adverse Effect.

     (2) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Global Coordinator, the Lead Managers or to counsel for the International Managers shall be deemed a representation and warranty by the Company to each International Manager as to the matters covered thereby.

      SECTION 2.  Sale and Delivery to International Managers; Closing.
                  ----------------------------------------------------

     (1) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each International Manager, severally and not jointly, and each International Manager, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial International Securities set forth in Schedule A opposite the name of such International Manager, plus any additional number of Initial International Securities which such International Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (2) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to each International Manager, severally and not jointly, to purchase up to an additional ___ shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Global Coordinator to the Company setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery for the International Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such International Manager bears to the total number of Initial International Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

     (3) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the U.S. Option Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Lead Managers for the respective accounts of the International Managers of certificates for the International Securities to be purchased by them. It is understood that each International Manager has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

     (4) Denominations; Registration. Certificates for the Initial International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the Lead Managers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3.  Covenants of the Company. The Company covenants with each
                  ------------------------
International Manager as follows:

     (1) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company, in consultation with the Lead Managers, will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company, after consultation with the Lead Managers, will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (2) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the International Managers shall object.

     (3) Delivery of Registration Statements. The Company has furnished or will deliver to the Lead Managers and counsel for the International Managers, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The copies of the Registration Statement and each amendment thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (4) Delivery of Prospectuses. The Company has delivered to each International Manager, without charge, as many copies of each preliminary prospectus as such International Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the International Prospectus (as amended or supplemented) as such International Manager may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (5) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the U.S. Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Managers or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to

Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the International Managers such number of copies of such amendment or supplement as the International Managers may reasonably request.

     (6) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the International Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (7) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (8) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

     (9) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market or the listing of the Securities on the New York Stock Exchange and will file with the Nasdaq National Market or the New York Stock Exchange, as applicable, all documents and notices required by such exchange of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market or which are listed on the New York Stock Exchange, as the case may be. The parties understand that this covenant shall terminate upon a "going private transaction" or the sale or merger of the Company or similar transaction.

     (10) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock of itself or any Subsidiary or file any registration statement under the 1933 Act with respect to any of the foregoing, except for filing a Registration Statement on Form S-4 to register 4,000,000 shares of Common Stock for future acquisitions, and filing a Registration Statement on Form S-8 to register shares of Common Stock for issuance under the Company Stock Option Plans, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the U.S. Purchase Agreement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans or other stock option plans of the Company referred to in the Prospectuses, or (D) up to 4,000,000 shares of Common Stock issued by the Company pursuant to a Registration Statement on Form S-4.

     (11) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     (l) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, reasonable legal expenses) they incur in connection with such release.

     (12) Compliance with Rule 463. The Company will file with the Commission such reports and report the use of proceeds of the sale of the Securities as may be required pursuant to Rule 463 of the 1933 Act Regulations.

      SECTION 4.  Payment of Expenses. (a) Expenses. The Company will pay
                  -------------------
all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the International Managers and the U.S. Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (x) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of the Securities, (xi) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market and (xii) all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company.

     (1) Termination of Agreement. If this Agreement is terminated by the Lead Managers in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the International Managers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

      SECTION 5.  Conditions of International Managers' Obligations. The
                  -------------------------------------------------
obligations of the several International Managers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (1) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Managers. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (2) Opinions of Counsel for Company. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of (i) Minkin & Snyder, a Professional Corporation, counsel for the Company, (ii) Debevoise & Plimpton, special counsel for the Company, (iii) Morris, Manning & Martin, L.L.P., special counsel for the Company, (iv) Hudson Cook, LLP, special counsel for the Company and (v) Goodwin, Procter & Hoar, LLP, special counsel for the Company, in each case in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of each such letter for each of the other International Managers to the effect set forth in Exhibits A-1 to A-5 hereto and to such further effect as counsel to the International Managers may reasonably request.

     (3) Opinion of Counsel for International Managers. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers, in customary form and covering such matters as the International Managers may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Lead Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

     (4) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (5) Accountants' Comfort Letters. At the time of the execution of this Agreement, the Lead Managers shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Lead Managers, together with signed or reproduced copies of such letter for each of the other International Managers containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

     (6) Bring-down Comfort Letters. At Closing Time, the Lead Managers shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (7) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

     (8) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (9) Lock-up Agreements. At the date of this Agreement, the Lead Managers shall have received an agreement substantially in the form of Exhibit B hereto signed by substantially all of the stockholders and option holders of any securities of the Company and its Subsidiaries except for those agreed to in a writing and listed on Schedule C hereto.

     (10) Purchase of Initial U.S. Securities. Contemporaneously with the purchase by the International Managers of the Initial International Securities under this Agreement, the U.S. Underwriters shall have purchased the Initial U.S. Securities under the U.S. Purchase Agreement.

     (11) GE Private Placement. The sale of 2,000,000 shares of Common Stock to certain affiliates of General Electric Corporation shall close prior to or simultaneously with the Closing Time without any material modifications from the terms of the forms of agreements relating thereto reviewed by the Underwriters and their counsel and without any modification from the description of such sale in the Prospectuses.

     (12) Conditions to Purchase of U.S. Option Securities. In the event that the International Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any Subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers shall have received:

          (1)  Officers' Certificate. A certificate, dated such Date of
               ---------------------
     Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (2)  Opinions of Counsel for Company. The favorable opinion of each of
               -------------------------------
     (a) Minkin & Snyder, a Professional Corporation, counsel for the Company,
     (b) Debevoise & Plimpton, special counsel for the Company, (c) Morris, Manning & Martin, L.L.P., special counsel for the Company, (d) Hudson Cook, LLP, special counsel for the Company and (e) Goodwin, Procter & Hoar, LLP, special counsel for the Company, in each case in form and substance reasonably satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (3)  Opinion of Counsel for International Managers. The favorable
               ---------------------------------------------
     opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (4)  Bring-down Comfort Letters. A letter from PricewaterhouseCoopers
               --------------------------
     LLP in form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Lead Managers pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (13) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the International Managers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Lead Managers and counsel for the International Managers.

     (14) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several International Managers to purchase the relevant Option Securities, may be terminated by the Lead Managers by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

   SECTION 6.  Indemnification.
               ---------------

     (1) Indemnification of International Managers. The Company agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper (but only to the extent the Company has prepared or has had the opportunity to approve any wrapper) material distributed in Canada in connection with the reservation and sale of the Reserved Securities to eligible employees and
     [     ] of the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

          (3) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (4) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in
     Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto); and provided further that the Company will not be liable to any U.S.
              -------- -------
Underwriter with respect to any U.S. Prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such U.S. Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such U.S. Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Final Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the U.S. Underwriter and the loss, liability, claim, damage or expense of such U.S. Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Final Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Final Prospectus by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

          Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of a International Manager or who controls an underwriter within the meaning of Section 15 of 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item [ ] thereof.

     (2) Indemnification of Company, Directors and Officers. Each International Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary International prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

     (3) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (4) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

     (5) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request, in writing to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and friends of the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

      SECTION 7.  Contribution. If the indemnification provided for in
                  ------------
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Managers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the International Managers on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the International Managers on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the International Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in
Section 6(a)(ii)(A) hereof.

     The Company and the International Managers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls a International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8.  Representations, Warranties and Agreements to Survive
                  -----------------------------------------------------
Delivery. All representations, warranties and agreements contained in this
--------
Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the International Managers.

      SECTION 9.  Termination of Agreement.
                  ------------------------

     (1) Termination; General. The Lead Managers may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (2) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the International Managers. If
                  ----------------------------------------------------
one or more of the International Managers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

     (1) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, each of the non-defaulting International Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

     (2) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the International Managers to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Manager.

     No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the International Managers to purchase and the Company to sell the relevant International Option Securities, as the case may be, either the Lead Managers or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for a International Manager under this
Section 10.

      SECTION 11. Notices. All notices and other communications hereunder
                  -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Lead Managers at North Tower, World Financial Center, New York, New York 10281-1201, attention of [ ] with a copy to Gregory C. Smith, Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California, 94301; and notices to the Company shall be directed to it at 1888 Emery Street, N.W., Atlanta, Georgia 30318, attention of M. Wayne Boylston with copies to James S. Altenbach, Minkin & Snyder, One Buckhead Plaza, 3060 Peachtree Road, Suite 1100, Atlanta, Georgia 30305 and Margaret A. Davenport, Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022.

      SECTION 12. Parties. This Agreement shall each inure to the benefit of
                  -------
and be binding upon the International Managers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Managers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International Manager shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY
                  ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 14. Effect of Headings. The Article and Section headings herein
                  ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the International Managers and the Company in accordance with its terms.

                                    Very truly yours,

                                    IXL ENTERPRISES, INC.



                                    By__________________________________
                                      Name:
                                      Title:

CONFIRMED AND ACCEPTED,
     as of the date first above written:


MERRILL LYNCH INTERNATIONAL
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
BANCBOSTON ROBERTSON STEPHENS INC.
SG COWEN SECURITIES CORPORATION

By: MERRILL LYNCH INTERNATIONAL


By__________________________________
        Authorized Signatory


For themselves and as Lead Managers of the other International Managers named in Schedule A hereto.

                                   SCHEDULE A

                                                                       Number of
                                                           Initial International
     Name of International Manager                                    Securities
     -----------------------------                                    ----------

  Merrill Lynch International.......................................
  Donaldson, Lufkin & Jenrette Securities Corporation
  BancBoston Robertson Stephens Inc.
  SG Cowen Securities Corporation


                                                                      ----------

  Total.............................................................  [        ]
                                                                      ==========

                                    Sch A-1

                                  SCHEDULE B

                             iXL ENTERPRISES, INC.
                      [          ] Shares of Common Stock
                          (Par Value $.01 Per Share)



          1. The initial public offering price per share for the International Securities, determined as provided in said Section 2, shall be $[ ].

          2. The purchase price per share for the International Securities to be paid by the several International Managers shall be $[ ], being an amount equal to the initial public offering price set forth above less $[ ] per share; provided that the purchase price per share for any International Option Securities purchased upon the exercise of the over-allotment option described in
Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities.

                                    Sch B-1

                                  SCHEDULE C

                         List of persons and entities
                            not subject to lock-up

                                    Sch C-1

                                                                     EXHIBIT A-1


                          FORM OF OPINION OF COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


        (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        (2) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectuses and to enter into and perform its obligations under the Purchase Agreement.

        (3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule A attached hereto which to our knowledge is each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

        (4) On December 31, 1998 and Pro Forma for issuances of capital stock occurring between January 1, 1999 and the Closing, the authorized, issued and outstanding capital stock of the Company was and is as described in the Prospectuses under the caption entitled "Capitalization" and, after giving effect to the offering will be as described as Pro Forma as Adjusted under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreements, or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses and except for 4,000,000 shares of Common Stock registered pursuant to a shelf Registration Statement on Form S-4 for use in future acquisitions). The number of authorized, issued and outstanding options and other rights to acquire capital stock is as described under such caption. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and to our knowledge none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. Except as disclosed in the Prospectuses, to our knowledge, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or, any contracts or commitments to issue or sell, shares of the Company's or its Subsidiaries' capital stock or any such options, rights, convertible securities or

                                     A-1-1
     obligations. The description of the Company's stock option and purchase plans, and the options or other rights granted and exercised thereunder, set forth in the Prospectuses accurately and fairly presents in all material respects the information required to be shown with respect to such plans, options and rights.

        (5) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements and, when issued and delivered by the Company pursuant to the Purchase Agreements against payment of the consideration set forth in the Purchase Agreements, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. The Common Stock conforms in all material respects as to legal matters to all statements relating thereto contained in the Prospectuses and such descriptions conform to the rights set forth in the instruments defining the same.

        (6) To our knowledge, the issuance of the Securities is not subject to preemptive rights, co-sale rights, registration rights, right of first refusal or similar rights of any security holder of the Company and the Securities will be sold free and clear of all liens, encumbrances, equities or claims.

        (7) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule A attached hereto which to our knowledge is each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; to our knowledge none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary or other party. To our knowledge, except as described in the Prospectuses or except as not required to be disclosed in the Prospectuses, the Company has no written agreement, commitment or understanding with respect to acquiring the business, stock, or material assets, except assets acquired in the ordinary course of business, of any other person or entity.

        (8) The Purchase Agreements have been duly authorized, executed and delivered by the Company.

                                     A-1-2

        (9) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

        (10) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses as of their respective effective or issue dates (other than the financial statements and notes thereto, other financial information and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

        (11) If Rule 434 has been relied upon, the Prospectuses were not "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective.

        (12) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the General Corporation Law of the State of Delaware, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

        (13) To our knowledge, other than as set forth in the Prospectuses, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body (domestic or foreign), which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreements or the performance by the Company of its obligations thereunder.


        (14) The information in the Prospectuses under (A) "Certain Transactions," and "Management" and (B) in the Registration Statement under
     Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

        (15) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectuses that are not described as required.

                                     A-1-3

        (16) All descriptions in the Registration Statement of contracts and other documents to which the Company or its Subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

        (17) To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws.

        (18) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any federal or Georgia court or governmental authority or agency, (other than under the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required to be obtained by the Company or any of its Subsidiaries in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities to the Underwriters.

        (19) The execution, delivery and performance of the Purchase Agreements and the consummation of the transactions contemplated in the Purchase Agreements and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreements) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument listed on the Exhibit Index to the S-1 Registration Statement, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or material decree, known to us, of the General Corporation Law of the State of Delaware, any Georgia or United

                                     A-1-4

     States federal court, government or government instrumentality having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

        (20) To our knowledge, except as described in the Prospectuses, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

        (21) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     We have not ourselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectuses, except to the limited extent stated in paragraph 4, the second sentence of paragraph 5, paragraph 14 and the first clause of paragraph 16 above. In the course of our review and discussion of the contents of the Registration Statement and the Prospectuses with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to our attention which cause us to believe that the Registration Statement (other than the financial statements and notes thereto, other financial information and supporting schedules contained therein or omitted therefrom, as to which we express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectuses (other than the financial statements and notes thereto, other financial information and supporting schedules contained therein or omitted therefrom, as to which we express no belief), as of their dates and as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                     A-1-5

                                                                     EXHIBIT A-2


                    FORM OF OPINION OF DEBEVOISE & PLIMPTON
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)



        (22) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        (23) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the Purchase Agreements.

        (24) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements and, when issued and delivered by the Company pursuant to the Purchase Agreements against payment of the consideration set forth in the Purchase Agreements, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. The Common Stock conforms in all material respects as to legal matters to the statements relating thereto contained under the caption "Description of Capital Stock" in the Prospectuses.

        (25) CFN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses.

        (26) The Purchase Agreements have been duly authorized, executed and delivered by the Company.

        (27) The Registration Statement[, including any Rule 462(b) Registration Statement,] has been declared effective under the 1933 Act; the Prospectuses have been filed with the Commission pursuant to Rule 424(b)(_); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement [or any Rule 462(b) Registration Statement] has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

        (28) The Registration Statement, including [any Rule 462(b) Registration Statement,] the Rule 430A Information [and the Rule 434 Information, as applicable],

                                     A-2-1
     the Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses as of their respective effective or issue dates (other than the financial statements and notes thereto, other financial information and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

        (29) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the General Corporation Law of the State of Delaware, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

        (30) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any United States federal or New York State court or governmental authority or agency, (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required to be made or obtained by the Company or any of its Subsidiaries in connection with the due authorization, execution and delivery of the Purchase Agreements or for the offering, issuance or sale of the Securities to the Underwriters.

        (31) To our knowledge, the execution, delivery and performance of the Purchase Agreements and the consummation of the transactions contemplated in the Purchase Agreements and compliance by the Company with its obligations under the Purchase Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any, court, government or government instrumentality of New York having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

        We have not ourselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectuses, except to the limited extent stated in the second sentence of paragraph 3 above. In the course of our review and discussion of the contents of the Registration Statement and the Prospectuses with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to our attention which cause us to believe that the Registration Statement (other than the financial statements and notes thereto, other financial information and supporting schedules contained therein or omitted therefrom, as to which we express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectuses (other than the

                                     A-2-2
financial statements and notes thereto, other financial information and supporting schedules contained therein or omitted therefrom, as to which we express no belief), as of their dates and as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                     A-2-3

                                                                     EXHIBIT A-3


                          FORM OF OPINION OF MORRIS,
                           MANNING & MARTIN, L.L.P.
                           TO BE DELIVERED PURSUANT
                                TO SECTION 5(b)


          (i) The statements made in the Prospectuses under the captions "Risk Factors--Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation," only insofar as those statements constitute a summary of principles of insurance laws or regulations applicable to the CFN Agency, Inc. business fairly and accurately represent the material insurance laws and regulations applicable to the operation of CFN Agency, Inc. business and, to the best of our actual knowledge, there are no state insurance statutes or regulations material to the operation of CFN Agency, Inc. business that are required to be described in the Prospectuses that are not described as required; and

          (ii) Nothing has come to our attention that leads us to believe that the statements made in the Prospectuses under the captions "Risk Factors--Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation" at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, only insofar as those statements constitute a summary of principles of state insurance laws or regulations to the CFN Agency, Inc. business.

                                     A-3-1

                                                                     EXHIBIT A-4


                              FORM OF OPINION OF
                            HUDSON COOK, L.L.P. TO BE
                              DELIVERED PURSUANT
                                TO SECTION 5(b)


          (i) The statements made in the Prospectuses under the captions "Risk Factors--Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation," insofar as those statements constitute a summary of principles of auto loan broker laws or regulations applicable to the business of CFN, fairly and accurately represent the material auto loan broker laws and regulations applicable to the operation CFN's business and to the best of our knowledge, there are no statutes or regulations material to the operation of CFN's auto loan broker business that are required to be described in the Prospectuses that are not described as required; and

          (ii) Nothing has come to our attention that leads us to believe that the statements made in the Prospectuses under the captions "Risk Factors--Government Regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business" and "Business--Government Regulation," at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as those statements constitute a summary of principles of auto loan broker laws or regulations applicable to the business of CFN.

                                     A-4-1

                                                                     EXHIBIT A-5


                              FORM OF OPINION OF
                         GOODWIN, PROCTER & HOAR, LLP
                             DELIVERED PURSUANT TO
                                 SECTION 5(b)


          (i) The statements made under "Risk Factors--Risks Relating to Our CFN Subsidiary--Government regulation and Legal Uncertainties Related to CFN Could Adversely Affect Our Business." and "Business--Consumer Financial Network--Government Regulation of Insurance, Auto Finance and Mortgages" (the "Risk Factor Information") contained in the Prospectus regarding residential mortgage issues insofar as those statements constitute a summary of principles of mortgage loan laws or regulations applicable to the business of CFN, fairly and accurately represent the material mortgage loan laws and regulations applicable to the operation of the CFN home finance program; and

          (ii) On the basis of the information that we have gained in the course of participating in the preparation of the Risk Factor Information, nothing has come to our attention that would lead us to believe that the statements made regarding residential mortgage issues in the Risk Factor Information (i) in the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as those statements constitute a summary of the principles of mortgage loan laws or regulations applicable to the CFN home finance program, or (ii) in the Prospectus, at the time the Prospectus was issued or at the initial closing of the Offering, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading insofar as those statements constitute a summary of the principles of mortgage loan laws or regulations applicable to the CFN home finance program. In rendering such opinion, we have relied as to matters of fact (but not as to legal conclusions), to the extent we have deemed proper, on certificates or affidavits of responsible officers of the Company.

                                     A-5-1

[FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS PURSUANT TO
SECTION 5(I)]

                                                                       EXHIBIT B
                                 [     ], 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Montgomery Securities LLC
BancBoston Robertson Stephens
 as Representatives of the several
 Underwriters to be named in the
 within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

               Re:  Proposed Public Offering by iXL Enterprises, Inc.
                    -------------------------------------------------
Dear Sirs:

   The undersigned, a security holder of iXL Enterprises, Inc., a Delaware corporation (the "Company") or none of its Subsidiaries (as such term is defined in the Purchase Agreement (as defined herein)), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc Montgomery Securities LLC and BancBoston Robertson Stephens Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a security holder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file or cause to be filed any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

          The foregoing paragraph shall not apply to (a) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the public offering provided for in the Purchase Agreement or (b) transfers of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to a member of the undersigned's immediate family or to a trust of which the undersigned or an immediate family member is the beneficiary (either one a "Transferee") provided that upon any such transfer, the Transferee shall sign a letter substantially similar to this letter agreement agreeing not to sell, grant any option to purchase, or otherwise transfer or dispose of any such Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for the remainder of the above-referenced 180-day period.

          The undersigned agrees that the provisions of this Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned and that any registration rights with respect to the offering of Securities contemplated by the Purchase Agreement have been hereby waived.

                                    Very truly yours,



                                    Signature:_______________________________

                                    Print Name:______________________________

                                      B-2